SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 1998


                            INTRANET SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                       0-19817                 41-1652566
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                        9625 West 76th Street, Suite 150
                             Eden Prairie, Minnesota               55344
                    (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (612) 903-2000


                                  1 of 6 Pages

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

IntraNet Solutions, Inc. (the "Company") has dismissed Ernst & Young, LLP as its certified public accountants responsible for auditing the Company's financial statements, and appointed Grant Thornton LLP, effective immediately. This action was taken by the Board of Directors on March 6, 1998, with the Board's Audit Committee unanimously approving the written action. Ernst & Young, LLP's report for the fiscal year ended March 31, 1997 contained a qualification concerning the Company's ability to continue as a going concern. During such fiscal year period and the subsequent interim periods since then, there have been no disagreements with Ernst & Young, LLP on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

For the fiscal year ended March 31, 1996 Lund Koehler Cox & Company, PLLP, acted as certified public accountants responsible for auditing the Company's financial statements. Lund Koehler Cox & Company, PLLP's report for the fiscal year ended 1996 contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, and during such fiscal year period and the subsequent interim period preceding the Company's dismissal of that firm, there were no disagreements with Lund Koehler Cox & Company, PLLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Lund Koehler Cox & Company, PLLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  (16.1)   Letter regarding change in certifying accountant.

                  (16.2)   Letter regarding change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INTRANET SOLUTIONS, INC.



Date: March 10, 1998                       By:    /s/ Jeffrey J. Sjobeck
                                           Name:  Jeffrey J. Sjobeck
                                           Title: Chief Financial Officer


MEB&B/118431



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                                  Exhibit Index

Exhibit                                                              Page
  No.      Description                                                No.
-------    -----------                                               ----
 16.1      Letter regarding change in certifying accountant.           5

 16.2      Letter regarding change in certifying accountant.           6


                                  4 of 6 Pages